Oklo, Centrus Secure Fuel Supply for Aurora Powerhouse Deployment in Ohio Definitive purchase agreements include meaningful prepayments and advances Oklo’s planned 1.2 GW Ohio campus with Meta; fuel deliveries beginning in 2029. Secures fuel to power up to five Aurora powerhouses for multiple years, supporting initial Ohio deployments, future Aurora projects, and additional fuel for the Aurora-INL. PIKE COUNTY, Ohio--(BUSINESS WIRE)--Oklo Inc. (NYSE: OKLO) (“Oklo”), an advanced nuclear technology company, today announced it has signed multiple definitive, multi-year contracts with Centrus Energy Corp. (NYSE: LEU) (“Centrus”), a uranium enrichment and nuclear fuel services provider, for high-assay low-enriched uranium (HALEU). Under the agreements, Oklo will make prepayments for future HALEU deliveries to support construction of new U.S. uranium enrichment capacity with Centrus. The agreements formalize the June 2026 letter of intent between Oklo and Centrus and include enough HALEU to support up to five Aurora powerhouses for multiple years, with fuel deliveries from Centrus’ American Centrifuge Plant in Pike County, Ohio, scheduled to begin in 2029. The HALEU purchase is supported by Meta’s prepayment for future Oklo power production and secures fuel for the first phase of Oklo’s planned 1.2 GW power campus in Ohio. Meta’s previously announced agreement with Oklo linked prepayment for power with advancement of project development. With the funding, Oklo is able to advance fuel procurement with Centrus for the planned Ohio campus, which includes multiple Oklo Aurora powerhouses; expand Ohio’s clean energy workforce; and generate new local and state tax revenues through investment in energy infrastructure. The fuel supply marks a major step toward scaling Oklo’s power business beyond its first reactor. Building on Oklo’s allocation of recovered Experimental Breeder Reactor II (EBR-II) fuel for its first Aurora powerhouse in Idaho, the Centrus agreements secure HALEU for the first phase of the Ohio power campus, future Aurora deployments, and later refueling of the Aurora- INL. These agreements and its prepayments will further propel Centrus’ proven centrifuge manufacturing process that recently completed and began shipping its first new centrifuge as part of its domestic uranium enrichment expansion. Centrus has further de-risked its buildout by assembling a complete, unobligated supply chain to serve both the commercial and national security markets. Centrus has now secured $5.4 billion in customer contracts and commitments to purchase LEU and HALEU from the new capacity.

“Securing fuel is essential to scaling our power business beyond our first reactor in Idaho,” said Oklo CEO and co-founder Jacob DeWitte. “These agreements support our initial Ohio deployments and provide fuel for future Aurora powerhouses. Meta’s support helps advance fuel procurement for the Ohio campus and our work to deliver new, clean, reliable power to the grid.” “These definitive agreements demonstrate that Centrus is ideally placed to meet and support the upcoming substantial commercial demand for HALEU,” said Amir Vexler, President and Chief Executive Officer of Centrus. “Oklo’s prepayments, which add to the others we have previously received, will help fund our build out as we scale Centrus’ proven American Centrifuge technology and qualified manufacturing processes for commercial production. Together, we are accelerating the restoration of America’s uranium enrichment leadership.” The agreements connect three Ohio-based efforts: Centrus’ enrichment expansion in Piketon, Oklo’s planned Aurora powerhouses, and Meta’s commitment to bring new electricity and jobs in support of its Ohio operations. With Meta’s committed demand for clean energy catalyzing both the power plant buildout and the domestic fuel purchase, the effort is expected to support thousands of direct and indirect jobs at full buildout and strengthen the fuel supply chain for advanced nuclear deployment across the United States. About Oklo Inc.: Oklo Inc. is developing fast fission power plants to deliver clean, reliable, affordable energy at global scale; establishing a domestic supply chain for critical isotopes; and advancing nuclear fuel recycling to convert used nuclear fuel into clean energy. Oklo was the first to receive a site use permit from the U.S. Department of Energy for a commercial advanced fission plant, was awarded fuel from Idaho National Laboratory, and submitted the first custom combined license application for an advanced reactor to the U.S. Nuclear Regulatory Commission. Oklo is also developing advanced fuel recycling technologies in collaboration with the U.S. Department of Energy and U.S. National Laboratories. About Centrus: Centrus Energy is a trusted American supplier of nuclear fuel and services for the nuclear power industry, helping meet the growing need for clean, affordable, carbon-free energy. Since 1998, the Company has provided its utility customers with more than 1,850 reactor years of fuel, which is equivalent to more than 7 billion tons of coal. With world-class technical and engineering capabilities, Centrus is pioneering production of High-Assay, Low- Enriched Uranium and is leading the effort to restore America’s uranium enrichment capabilities at scale so that we can meet our clean energy, energy security, and national security needs. Find out more at www.centrusenergy.com or follow us on LinkedIn and X. FORWARD-LOOKING STATEMENTS Oklo

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These include statements concerning Oklo’s business strategy; the development, licensing, construction, deployment and operation of its powerhouses and fuel fabrication, fuel recycling and radioisotope facilities; anticipated schedules, costs and milestones; commercial and strategic arrangements and their expected benefits; customer demand and market opportunities; and capital requirements and funding. Words such as “expects,” “plans,” “believes,” “targets,” “anticipates,” “may,” “will” and similar expressions identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements reflect current expectations and assumptions, are not guarantees of future performance, and are subject to risks and uncertainties that could cause actual results to differ materially. Important factors include our ability to complete first-of-a-kind design, testing, construction, commissioning and operations within anticipated costs and schedules; obtain and maintain Department of Energy, Nuclear Regulatory Commission, and other governmental approvals, including those needed to transition from demonstration to commercial operations; secure suitable sites and interconnection and transmission arrangements; obtain high-assay low-enriched uranium, plutonium and other fuels, uranium deconversion and fuel fabrication capacity, specialized components, qualified suppliers and construction services at acceptable costs and within anticipated timelines; satisfy contractual conditions and realize the expected benefits of commercial and strategic arrangements, including through counterparty performance; integrate acquired businesses and realize anticipated benefits; accurately estimate costs, schedules and market demand; obtain additional financing on acceptable terms; and navigate changes in laws, regulations and governmental policies. Additional information about these and other factors appears in Part I, Item 1A, “Risk Factors,” of our Annual Report on Form 10-K for the year ended December 31, 2025, and in Part I, Item 2, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and Part II, Item 1A, “Risk Factors,” of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2026, as updated by subsequent SEC filings. Investors should not place undue reliance on forward-looking statements, which speak only as of the date made. We undertake no obligation to update or revise these statements, except as required by law. Centrus Forward-looking statements are not guarantees of future performance, events or results and involve known and unknown risks, uncertainties and other factors, which may be beyond our control and which may be exacerbated by any worsening of the global business and economic environment, which, for Centrus, include but are not limited to, risks and uncertainties related to the following: our ability to obtain a long-term extension of our existing lease for Piketon from the DOE on acceptable terms or at all; the war in Ukraine and other geopolitical conflicts; our reliance on third-party suppliers to provide essential products and services to us; our government contracts and the government’s inability to satisfy its obligations; our ability to obtain new contracts or funding to be able to continue operations; whether or when government demand for HALEU or LEU for government or commercial uses will materialize and at what level; the impact and potential extended duration of a supply/demand imbalance in the market for LEU; significant competition from major LEU producers; our ability to successfully implement our planned expansion projects in Piketon, Ohio and Oak Ridge, Tennessee, including our ability to raise the capital necessary for such projects; and our ability to successfully integrate artificial intelligence technologies into our operations. For a more detailed discussion of these risks and others that could cause Centrus’ actual results to differ materially from those contained in our forward-looking statements, please see our Annual Report on Form 10-K for the year ended December 31, 2025, Part II, Item 1A, Risk Factors, of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, Part II, Item 1A. Risk Factors, of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, and the Risk Factors in our Form S-3 Shelf Registration filed with the SEC on November 2, 2026. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results, and readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Quarterly Report. The Company does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances that may arise after the date of this Quarterly Report on Form 10-Q unless required by law. Media and Communications for Oklo: Bonita Chester, Head of Communications and Media at media@oklo.com Investor Contact for Oklo: Sam Doane, Senior Director of Investor Relations at investors@oklo.com Media and Communications for Centrus: Dan Leistikow LeistikowD@centrusenergy.com Investor Contact for Centrus: Neal Nagarajan NagarajanNK@centrusenergy.com